SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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[_]	Soliciting Material Pursuant to Section 240.14a-12

THEATER XTREME ENTERTAINMENT GROUP, INC.
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(Name of Registrant as Specified In Its Charter)
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Theater Xtreme Entertainment Group, Inc.
250 Corporate Boulevard, Suite E & F
Newark, Delaware 19702
(302) 456-1334

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on December 21, 2005

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders of Theater Xtreme Entertainment Group, Inc. (the "Company") will be held on Wednesday, December 21, 2005, commencing at 9:00 a.m. local time, at 250 Corporate Boulevard, Suite E & F, Newark, Delaware 19702 (telephone: 302-455-1334).

The 2005 Annual Meeting of Shareholders of the Company will be held for the following purposes:

1. To elect five directors to serve until the next Annual Meeting of Shareholders following their election and until their successors have been duly elected and qualified, or until the director’s earlier death, resignation or removal;

2. To consider and ratify the Board’s appointment of Cogen Sklar LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2006;

3. To approve the Amended and Restated 2005 Stock Option Plan; and

4. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only shareholders of record at the close of business on October 24, 2005, the record date, will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, we urge you to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

Sincerely,

Justin Schakelman
Secretary
Newark, Delaware
November 28, 2005

THEATER XTREME ENTERTAINMENT GROUP, INC.
PROXY STATEMENT

Annual Meeting of Shareholders
December 21, 2005

SOLICITATION OF PROXIES, REVOCABILITY AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Theater Xtreme Entertainment Group, Inc., a Florida corporation (the “Company”), for use at the Annual Meeting of Shareholders or any postponement or adjournment thereof (the “Meeting”). The Meeting is scheduled to be held on Wednesday, December 21, 2005, commencing at 9:00 a.m. local time, at 250 Corporate Boulevard, Suite E & F, Newark, Delaware 19702. This Proxy Statement and the accompanying proxy card are first being mailed to Shareholders on or about November 28, 2005.

Outstanding Shares and Voting Rights

The Board of Directors of the Company (the “Board of Directors”) has set the close of business on October 24, 2005 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 17,279,672 shares of the Company’s common stock (“Common Stock”) outstanding. These securities constitute the only class of securities entitled to vote at the Meeting.

The holder of each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter to be considered.

Quorum and Voting

The presence at the Meeting, in person or by proxy, of the holders of shares representing a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business.

Required Vote for Directors

The election of directors will be determined by a plurality vote. Because directors are elected by a plurality of the votes cast, withholding authority to vote with respect to one or more nominees likely will have no effect on the outcome of the election, although shares for which authority is withheld would be counted as present for purposes of determining the existence of a quorum.

Similarly, any “broker non-votes” (i.e., shares of Common Stock held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) are not considered to be votes cast and therefore, would have no effect on the outcome of the election of directors, although they would be counted as present for purposes of determining the existence of a quorum.

Required Vote for Other Proposals

Proposals No. 2 and 3 require the approval of a majority of the votes represented by the shares of stock present and entitled to vote thereon. Therefore, abstentions will have the same effect as votes against such proposal. Broker non-votes will be treated as shares not entitled to vote and will not be included in the calculation of the number of votes represented by shares present and entitled to vote.

Revocability of Proxies

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company or by the presentation at the Meeting of an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the Meeting and the casting of a written ballot in person. Unless so revoked, the shares represented by proxies will be voted at the Meeting in accordance with the instructions on the proxy card or, as to any matter as to which no instructions are given, FOR the election of the proposed nominees and FOR the other proposals.

Shareholder Proposals

If a shareholder wishes to submit a proposal to be included in the proxy materials for the 2006 Annual Meeting of Shareholders, the Company must receive such proposal by July 31, 2006. Shareholder proposals to be presented at the 2006 Annual Meeting of Shareholders, but not included in the related proxy material, must be received no later than August 31, 2006. The Company is not required to include shareholder proposals in the proxy materials relating to the 2006 Annual Meeting of Shareholders if such proposal does not meet all of the requirements for inclusion established by the Securities and Exchange Commission (the “SEC”) and the Company's By-laws in effect at that time.

Solicitation

The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card, and any additional material which may be furnished to shareholders by the Company. The Company’s solicitation of proxies will be made by the use of the mails and through direct communication with certain shareholders or their representatives by officers, directors and employees of the Company, who will receive no additional compensation therefor.

SECURITY OWNERSHIP

The following table shows, as of October 24, 2005, the number and percentage of shares of the Company’s common stock owned beneficially by (i) each director, (ii) each executive officer, (iii) all executive officers and directors as a group, and (iv) each person who is known by us to own beneficially more than 5% of our common stock. All common stock with respect to which a person has the right to acquire beneficial ownership within 60 days is considered beneficially owned by that person for purposes of this table even though such stock may not be actually outstanding. Unless otherwise noted, all shares are owned directly with sole voting and sole investment power and the address is c/o Theater Xtreme Entertainment Group, Inc., 250 Corporate Boulevard, Suite E & F, Newark, Delaware 19702.

Name of Beneficial Owner	Amount(1)	Percent of Class(2)
Scott Oglum	8,050,000	46.59%
Dale E. Gravatt	100,000(3)	*
James Vincenzo	0(4)	--
David Hludzinski	144,689(5)	*
James Ludlow	151,078(6)	*
Justin Schakelman	0	--
H. Gregory Silber	25,000(7)	*
Ken Warren	115,000(8)	*
The Werwinski Family Limited Partnership	2,070,000(9)	11.98%
All directors and executive officers together as a group (7 persons)	8,485,767(10)	49.11%

* Represents less than 1% of the Company’s common stock.

(1)
This table is based on information supplied by officers, directors and principal shareholders of the Company and on any Schedule 13D or 13G filed with the SEC. On that basis, the Company believes that each of the shareholders named in this table has sole voting and dispositive power with respect to the shares indicated as beneficially owned except as otherwise indicated in the footnotes to this table.

(2)	Applicable percentages are based on 17,279,672 shares outstanding on October 24, 2005, adjusted as required by rules promulgated by the SEC.
(3)
In addition, Mr. Gravatt owns options to purchase 100,000 shares of Company common stock at an exercise price of $0.35 per share. None of such options are vested, or will be vested, in the next sixty days. Mr. Gravatt resigned as Chief Financial Officer of the Company effective September 29, 2005.

(4)	Mr. Vincenzo owns options to purchase 250,000 shares of Company Common Stock at an exercise price of $0.35 per share. None of such options are vested, or will be vested, in the next sixty days.

(5)
In addition, Mr. Hludzinski owns options to purchase 50,000 shares of Company common stock at an exercise price of $0.35 per share. None of such options are vested, or will be vested, in the next sixty days.

(6)
In addition, Mr. Ludlow owns options to purchase 50,000 shares of Company common stock at an exercise price of $0.35 per share. None of such options are vested, or will be vested, in the next sixty days.

(7)
In addition, Mr. Silber owns options to purchase 50,000 shares of Company common stock at an exercise price of $0.35 per share. None of such options are vested, or will be vested, in the next sixty days.

(8)
In addition, Mr. Warren owns options to purchase 330,000 shares of Company common stock at an exercise price of $0.35 per share. Of these options, 57,500 have vested and another 57,500 will vest in the next sixty days.

(9)	Robert and Edna Werwinski are the general partners of the limited partnership and have shared power to vote and dispose of such shares. The address is 3 Chipmunk Lane, Kennett Square, PA, 19348.
(10)	Does not include Mr. Gravatt’s holdings because he was no longer an officer of the Company at September 30, 2005.

PROPOSAL 1
Election of Directors

(Item 1 on Proxy Card)

Nominees

The directors will be elected at the Meeting to serve until the next Annual Meeting of Shareholders following their election and until their respective successors have been duly elected and qualified, or until the director’s earlier death, resignation, or removal. Directors will be elected by a plurality of the votes properly cast in person or by proxy. If so authorized, the persons named in the accompanying proxy card will vote the shares represented by the accompanying proxy card for the election of each nominee named in this Proxy Statement. Shareholders who do not wish their shares to be voted for a particular nominee may so indicate in the space provided on the proxy card. If any nominee becomes unable or unwilling to serve at the time of the Meeting, which is not anticipated, the Board of Directors, in its discretion, may designate a substitute nominee or nominees, in which event the shares represented by the accompanying proxy card will be voted for such substituted nominee or nominees. All of the nominees for election currently serve as directors, and have consented to continue to serve if elected.

The following table sets forth information as of November 8, 2005 with respect to the nominees and the continuing directors:

Name of Nominee or Director	Age	Principal Occupation	Director Since
Scott R. Oglum	49	Chairman, President, Chief Executive Officer and Director	2005
David Hludzinksi	39	Director	2005
James Ludlow	51	Director	2005
H. Gregory Silber	38	Director	2005
Justin Schakelman	29	Corporate Vice President - Marketing, Communications and Training and Director	2005

Scott R. Oglum is Chairman, President, Chief Executive Officer and the founder of the Company and has a background in franchise sales and marketing, having developed the Second Source Computer Center franchise organization in the early 1990’s. Mr. Oglum started Second Source Computer Center in October 1988 and was the owner of that business, until it was sold in February, 2004. Mr. Oglum has served as the chief executive officer of the Company since its inception in September, 2003 as Theater Xtreme, Inc. Prior to 1988, his background was managing computer franchise stores on the East coast and Texas, working for Entre Computer Center. Mr. Oglum’s educational background includes his undergraduate degree earned at the University of Wisconsin - Madison, where he also attended the Graduate School of Business.

David Hludzinski was elected as a director in 2005 and is the Business Development Manager for Infocus® Corporation where he has been responsible for starting up the consumer business unit in North America and for creating and developing relationships with strategic partners in the consumer electronics industry. Mr. Hludzinski’s career in sales and management began with Sony Corporation, where he advanced to Sr. Account Manager for the Consumer Application Group and increased core business ten-fold. During his tenure at Sony (1992 to 1998), he played a strategic role in Sony’s entry into the digital satellite market. At InFocus® where he has been since 1998, he has developed new markets in catalog sales, e-commerce, and created new global accounts. Mr. Hludzinski is currently responsible for strategic relationships and market development for InFocus’s recent entry into the consumer thin television market. He holds a B.A. in sociology with minor in business from University at Albany.

James Ludlow was elected as a director in 2005 and is the CEO, CFO and co-founder of Imirage. Formed in 1994, Imirage provides Internet related marketing and technology strategic support to 60 mid-Atlantic based clients with well-known names. Also, Mr. Ludlow has been instrumental in leading the development, marketing and deployment of two, enterprise, web-based portal software programs and a patent-pending software application that wirelessly enables web site content and software programs. Mr. Ludlow spent 24 years in a variety of financial, technical and operating management positions at DuPont and Air Products and Chemicals. His expertise centered in providing financial advice, business process improvement and the deployment of electronic commerce technologies. He has 22 published professional articles and has been quoted in many publications including Harvard Business Review and Fortune. Mr. Ludlow has taught 14 accounting and finance courses at the University of Delaware and Penn State University and has spoken at many conferences and panels. He has also worked in leadership and Board positions with several organizations including the Chemical Industry Data Exchange. In 1994, his first book, The Road to Wealth, which reflects his personal investment philosophies and advice, appeared in bookstores nationwide. He holds an MBA in Finance from Indiana University.

H. Gregory Silber was elected as a director in 2005 and has been President and CEO of Intelligent Systems, Inc., a custom software-consulting firm specializing in IT solutions for the pharmaceutical industry since 2001. During his 17 years of experience in the technology industry, Mr. Silber has held executive positions in three successful companies. He has held a position on the board of directors of the Delaware Academy of Science since 1999. In addition, Mr. Silber has taught Computer Science at the University of Delaware since 1999, and has published several scientific papers in Computational Linguistics and Artificial Intelligence. He regularly speaks at universities and conferences, internationally. Mr. Silber holds a Master of Science degree from the University of Delaware in computer science and artificial intelligence.

Justin Schakelman is Corporate Vice President - Marketing, Communications and Training and has served in that capacity since February 11, 2005, upon consummation of the merger between Theater Xtreme, Inc. and BF Acquisition Group II, Inc. He was elected as a director in 2005. From September 2003 until February 11, 2005, Mr. Schakelman was employed by the Company’s predecessor, Theater Xtreme, Inc. Mr. Schakelman served as a non-compensated employee until January 2005. From September 2001 until May 2004, he pursued a doctorate in educational technology at the University of Delaware, and from September 1997 until May 2001, he attended Shippensburg University in Shippensburg, Pennsylvania. Mr. Schakelman is Mr. Oglum’s step-son.

The Board of Directors recommends a vote FOR each nominee listed in Proposal 1.

PROPOSAL 2

Ratification of Appointment of Independent Registered Public Accountants

(Item 2 on Proxy Card)

The Board serving in the capacity as the Audit Committee has appointed Cogen Sklar LLP as the Company’s independent registered public accountants for the Company’s 2006 fiscal year, and has recommended that the shareholders vote for ratification of such appointment. A representative of Cogen Sklar LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Neither the Company’s By-laws nor other governing documents or law require shareholder ratification of the appointment of Cogen Sklar LLP as the Company’s independent registered public accountants. However, the Company is submitting the appointment of Cogen Sklar LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Company will reconsider whether to retain such firm. Even if the appointment is ratified, the Company in its discretion may direct the appointment of different independent public accountants at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the majority of the votes represented by the holders of shares present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the appointment of Cogen Sklar LLP.

The Board of Directors recommends a vote FOR Proposal 2.

PROPOSAL 3

Adoption of Amended and Restated 2005 Stock Option Plan

(Item 3 on Proxy Card)

The 2005 Stock Option Plan (the “Incentive Plan” or “Plan”) was unanimously approved by the Board of Directors and shareholders on April 5, 2005. The Incentive Plan authorizes the grant of options to officers, employees, affiliates and directors of the Company to purchase shares of the Company’s common stock. Up to 1,400,000 shares of common stock are authorized to be issued under the Incentive Plan. As of October 31, 2005, options to purchase 165,000 shares remain available for grant under the Plan. A copy of the Plan is being filed as Appendix A to this Proxy Statement.

On October 19, 2005, the Board of Directors unanimously approved amending the Plan to increase from 1,400,000 to 1,700,000 the maximum aggregate number of shares of common stock that may be issued under the Plan. On November 8, 2005 the Board of Directors unanimously approved increasing the maximum to 2,000,000 from 1,700,000 and amending the Plan accordingly.

Proposal No. 3 seeks shareholder approval of the Incentive Plan as amended and restated by the Board on November 8, 2005. Such amended Plan provides for the increase in the maximum aggregate number of shares of common stock that may be issued under the Plan and amends the definition of fair market value in Section 5.3 to provide for compliance with future Treasury Regulations that are expected to be issued under the Internal Revenue Code. If Proposal No. 3 is approved, the Incentive Plan as amended and restated will be deemed effective as of November 8, 2005.

The following summary describes the material features of the Incentive Plan as amended and restated.

Term and Purpose

The Incentive Plan became effective April 5, 2005. No awards may be granted under the Incentive Plan after April 5, 2015, but awards granted prior to such date may extend beyond that date. The purpose of the Incentive Plan is to enable the Company to provide eligible employees of the Company and its subsidiaries an opportunity to acquire common stock of the Company and to help attract, retain and motivate employees to make substantial contributions to the success of the Company’s business.

Administration

The Incentive Plan is administered and interpreted by the Board. The Board has the authority to select the eligible persons to whom awards under the Incentive Plan may from time to time be granted; to determine whether and to what extent awards are to be granted under the Incentive Plan to one or more eligible persons; to determine the number of shares of common stock to be covered by each such option granted; to determine the date when the options will be granted; to determine the purchase price of the shares subject to each option in accordance with the Incentive Plan; to determine the date when each option may be exercised within the term of the option; to determine whether an option constitutes an incentive stock option and to prescribe the form, which shall be consistent with the Plan of the Agreement evidencing any options granted under the Plan. Subject to the terms of the Incentive Plan, the Board has the authority to administer and interpret the Incentive Plan and to prescribe rules, guidelines and practices for administration of the Incentive Plan. Any decision, interpretation or other action made or taken in good faith by the Board will be final, binding and conclusive.

Shares Available Under Incentive Plan

The maximum aggregate number of shares of common stock that may be issued under the Incentive Plan shall be 2,000,000 shares, if this Proposal 3 is approved. If any option granted under the Incentive Plan expires, terminates or is cancelled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Incentive Plan.

In the event of any merger, consolidation, recapitalization, reclassification, split-up, combination of shares or other change in corporate structure affecting the Company’s common stock, there shall be substituted for each share of common stock of the Company which was theretofore subject to an option the number and kind of shares of capital stock or other securities into which each outstanding share of the common stock of the Company shall be so changed or for which each such share shall be so exchanged or to which each such share shall be entitled, as the case may be. Outstanding options shall also be appropriately amended as to exercise price and other terms, as may be necessary to reflect the foregoing events. In the event that the outstanding shares shall be subdivided into a greater or combined into a lesser number of such shares, whether by stock dividend, stock split or combination of shares, the exercise price shall be proportionately decreased or increased, as the case may be, and the number of remaining option shares (those not acquired by exercise of the option prior to the record date of such stock dividend, stock split, or combination of shares) subject to the option shall be proportionately increased or decreased as the case may be, so as appropriately to reflect such subdivision or combination, effective immediately upon the effectiveness of such subdivision or combination.

Eligibility

Officers and employees of the Company and its subsidiaries are eligible to be granted awards under the Incentive Plan. Directors of the Company who are not employees of the Company or any of its subsidiaries and affiliates of the Company and its subsidiaries are eligible to be granted awards other than Incentive Stock Options under the Incentive Plan.

Stock Options

General. A stock option is a contractual right to purchase a number of shares at a price determined at the date the option is granted. Options granted under the Incentive Plan may be designated Non-Qualified Stock Options (that is, options that do not qualify as incentive stock options under the Internal Revenue Code) or Incentive Stock Options. Each option granted under the Incentive Plan will be evidenced by, and subject to the terms of, a Stock Option Certificate that specifies the number of shares of common stock subject to the option, the option exercise price, the option term, whether the option is an Incentive Stock Option or a Non-Qualified Stock Option, and other terms and conditions applicable to the option.

Price and Term. The option exercise price for options granted under the Incentive Plan will be fixed by the Board at the time of grant, but may not be less than 100% of the fair market value of a share of common stock on the date the option is granted. The term of the options granted under the Incentive Plan will be fixed by the Board at the time of grant. With respect to any individual owning shares of common stock representing 10% or more of the total combined voting power of all classes of stock of the Company (“10 Percent Holder”), special exercise price and term limits apply. If a 10 Percent Holder receives an Incentive Stock Option, the option price must be at least 110% of the fair market value of a share of common stock on the date the option is granted.

Exercisability and Method of Exercise. An optionee shall have a cumulative vested interest in the right to exercise an option granted hereunder determined only by reference to continuous employment with the Company following the date of grant of the option, as determined by the Board, but in no event less favorable to the participant than the following schedule:

Period of Continuous
Employment Following	Cumulative Vested
Date of Grant	Percentage

Less than one year	0%
One year or more	25%
Two years or more	50%
Three years or more	75%
Four years or more	100%

When these provisions are satisfied, the option is “vested” and may be exercised in accordance with the terms of the Incentive Plan. The Board may waive or amend any installment exercise or waiting period provisions after the option is granted, based on such factors as it, in its sole discretion, deems appropriate. Options that are vested may be exercised in whole or in part at any time during the option term by delivering to the Company (i) written notice of exercise, specifying the number of shares of common stock to be purchased and the option exercise price, and (ii) payment in full of the option exercise price. Unless otherwise determined by the Board at or after the time of grant, the option exercise price may be paid through a broker-assisted cashless exercise. Upon payment of the option exercise price and fulfillment of all other requirements of exercise, a stock certificate representing the number of shares of common stock to which the optionee is entitled will be issued and delivered to the optionee. An optionee will not be deemed to be the holder of common stock, or to have the rights of a holder of common stock, unless and until a stock certificate representing the shares subject to the option is issued to the optionee.

To the extent that the aggregate fair market value (determined as of the date of grant) of the common stock with respect to which Incentive Stock Options are exercisable for the first time by the participant during any calendar year under the Incentive Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Internal Revenue Code) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options.

The fair market value with respect to a share on a date shall mean the average of the closing prices of a share of the Company’s common stock on the five trading days before such date on the national securities exchange, NASDAQ, OTC Bulletin Board, or Pink Sheets, as the case may be, where such shares are traded, and if such shares are not then traded, shall mean the fair market value of a share of common stock, as determined by the Board in good faith. Notwithstanding the foregoing, for options issued after the effective date of any final Treasury Regulations issued under Section 409A of the Internal Revenue Code or any other IRS guidance issued under Section 409A of the Internal Revenue Code, the exercise price per share of Common Stock shall be the fair market value of the Common Stock as determined under a method permitted by such regulations or guidance consistently applied to all options granted on or after such effective date.

Termination of Employment or Service. In the event of voluntary termination of an optionee’s employment at the election of the optionee all options shall lapse as of the date of termination. In the event of a termination of optionee’s employment by the Company, all options shall lapse at the earlier of the expiration of the option or 90 days following the date of termination.

In the event of termination of employment due to death or “Disability” as defined in the Internal Revenue Code Section 72(m)(7), an option shall lapse at the earlier of the termination date of the option or one year after termination of employment due to either such cause.

In the event of retirement, an option shall lapse at the earlier of the expiration date of the option or in the case of an Incentive Stock Option, 3 months from the date of retirement and in the case of a Non-Qualified Stock Option, up to 24 months at the discretion of the Board, from the date of retirement. For purposes of the foregoing, a participant will be considered to have “Retired” if, there is separation from service on account of early, normal or late retirement, in accordance with the retirement policies of the Company, or as determined by the Board.

Individual Limits

During any calendar year, individual limits apply to grants made under the Incentive Plan. The aggregate fair market value (determined as of the date an option is granted) of the capital stock with respect to which Incentive Stock Options are first exercisable by any individual in any calendar year (under the Plan and any other plans maintained by the Company) shall not exceed One Hundred Thousand Dollars ($100,000).

Change of Control

In the event of a Change of Control (as defined below), all outstanding stock options will immediately become fully exercisable.

Any option may be terminated prior to the applicable expiration date by action of the Board, provided that (A) the Board selects a termination date which is at least thirty (30) days after the date optionee is given written notice of such selection, and (B) if and to the extent that the option expires on such date unexercised, the Company (or the surviving entity, as the case may be) shall pay to optionee with respect to each option which was not exercised, the excess, if any, of the fair market value of a share on such termination date over the exercise price per share.

For purposes of the Incentive Plan, a “Change of Control” is defined to mean the occurrence of any one of the following: (i) any “Person” (which shall have the same meaning as is given to such term in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as

amended, except for any of the Company’s employee benefit plans, or any entity holding the Company’s voting securities for, or pursuant to, the terms of any such plan, is or becomes the beneficial owner, directly or indirectly, of the Company’s securities representing 51% or more of the combined voting power of the Company’s then outstanding securities (other than pursuant to a transaction described in (iv) below after which transaction all options continue to be outstanding in accordance with their terms); (ii) there occurs a contested proxy solicitation of the Company’s shareholders that results in the contesting party obtaining the ability to vote securities representing Twenty-Five Percent (25%) or more of the combined voting power of the Company’s then outstanding securities; (iii) there occurs a sale, exchange, transfer or other disposition of substantially all of the assets of the Corporation to another entity, except to an entity controlled directly or indirectly by the Company; (iv) there occurs a merger, consolidation, or other reorganization of the Company, unless: (a) the shareholders of the Company immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization at least Fifty-One Percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the “Surviving Company”) in substantially the same proportion as their ownership of the voting securities of the Company immediately before such merger, consolidation or reorganization; (b) the individuals who were members of the Board of Directors of the Company immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least Fifty-One Percent (51%) of the members of the board of directors of the Surviving Company; and (c) no Person other than the Company, any subsidiary, or any benefit plan (or any trust forming a part thereof maintained by the Company, the Surviving Company or any subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had beneficial ownership of Twenty-Five Percent (25%) or more of the then outstanding voting securities of the Company) has beneficial ownership of Twenty-Five Percent (25%) or more of the combined voting power of the Surviving Company’s then outstanding voting securities; (d) a plan of liquidation or dissolution of the Company other than pursuant to bankruptcy or insolvency laws is adopted; or (e) during any period of two consecutive years, individuals, who at the beginning of such period constituted the Board of Directors of the Company, cease for any reason to constitute at least a majority of the Board of Directors of the Company unless the election, or the nomination for election by the Company’s shareholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period.

Federal Income Tax Consequences

The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality. Also not discussed are tax consequences that may exist for optionees who work or reside outside the United States, with respect to the laws of such foreign nations of work or residence. The Incentive Plan contains authority for the Board to grant options with special terms and conditions, as may be considered desirable by it to improve the tax efficacy of the stock option under the tax laws of such country.

Non-Qualified Stock Options. Under present Treasury regulations, an optionee who is granted a Non-Qualified Stock Option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to tax in the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee’s basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he or she is taxed. Upon subsequent disposition of the shares, the optionee will realize a capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

Incentive Stock Options. An optionee is not taxed at the time an Incentive Stock Option is granted. The tax consequences upon exercise and later disposition depend upon whether the optionee was an employee of the Company or a subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the optionee holds the shares for more than one year after exercise and two years after the date of grant of the option.

If the optionee satisfies both the employment rule and the holding rule, for federal tax purposes the optionee will not realize income upon exercise of the option and the Company will not be allowed an income tax deduction at any time. The difference between the option price and the amount realized upon disposition of the shares by the optionee will constitute a long-term capital gain or a long-term capital loss, as the case may be.

If the optionee meets the employment rule but fails to observe the holding rule (a “disqualifying disposition”), the optionee generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the option price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the optionee as capital gain (long-term or short-term depending on the length of time the stock was held after the option was exercised). If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the optionee is generally limited to the excess of the sales price over the option price. In both situations, the Company’s tax deduction is limited to the amount of ordinary income recognized by the optionee. Under current Internal Revenue Service guidelines, the Company is not required to withhold any federal income tax in the event of a disqualifying disposition.

Different consequences will apply for an optionee subject to the alternative minimum tax.

Impact of Section 409A. The American Jobs Creation Act of 2004, enacted on October 22, 2004, amended the Internal Revenue Code to make significant changes to the federal income tax rules governing nonqualified deferred compensation plans. The Act added new Section 409A to the Internal Revenue Code (“Section 409A”) which applies to compensation vested or deferred after December 31, 2004. Generally speaking, an amount is “vested” on the date that the employee’s right to receive the amount is no longer conditioned on the employee’s performance of substantial future services, and “deferred compensation” is compensation earned currently, the payment of which is deferred to a later taxable year. Although final IRS regulations regarding Section 409A are not yet available, Section 409A may apply to non-qualified stock options, restricted stock awards and performance share awards under the Plan and the provisions of the Plan have been drafted to comply with Section 409A as interpreted under the guidance currently available.

THE FOREGOING IS A GENERAL SUMMARY OF CURRENT FEDERAL INCOME TAX TREATMENT. THESE TAX RULES ARE COMPLEX AND SUBJECT TO CHANGE. EACH PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR FOR MORE DETAILED INFORMATION AS TO THE TAX CONSEQUENCES APPLICABLE TO HIS OR HER OWN SITUATION.

Withholding of Taxes

The Company has the right to reduce the number of shares of common stock otherwise deliverable pursuant to the Incentive Plan by the amount that would have a fair market value equal to the amount of all federal, state and local taxes to be withheld, or to deduct the amount of these taxes from any cash payment to be made to a participant pursuant to the Incentive Plan or otherwise. In connection with this withholding, the Company may make such arrangements, consistent with the Incentive Plan, as it deems appropriate.

Termination or Amendment

The Board may at any time amend, discontinue or terminate the Incentive Plan in whole or in part, provided that unless otherwise required by law, the rights of a participant with respect to options granted prior to the amendment, discontinuance or termination may not be impaired without the participant’s consent. The Company will seek the approval of its shareholders for an amendment if such approval is necessary to comply with the Internal Revenue Code, Federal or state securities law or any other applicable rules or regulations. Unless sooner terminated, the Incentive Plan will expire on April 5, 2015, and no options may be granted after that date.

The Board may amend the terms of any options previously granted under the Incentive Plan, prospectively or retroactively, but no amendment or other action by the Board may impair the rights of any holder without the holder’s consent.

Awards to be Granted to Certain Individuals and Groups

As indicated above, the Board of Directors has the discretion to determine the number of stock options granted under the Incentive Plan. Consequently, the actual number of stock options to be granted in the future under the Incentive Plan are not determinable. No awards have been granted under the Incentive Plan that depend upon the approval of the amendments proposed to shareholders at this Annual Meeting. Awards granted under the Incentive Plan as of the end of the Company's 2005 fiscal year are reflected in the Equity Compensation Plans table set forth below.

Equity Compensation Plan Information

The following table summarizes information regarding securities authorized for issuance under the Company’s Plan as of June 30, 2005:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	870,000	$0.35	530,000
Equity compensation plans not approved by security holders	0	$0	0
Total:	870,000	$0.35	530,000

The favorable vote of a majority of the shares of common stock cast on Proposal No. 3 by the shareholders entitled to vote thereon at the annual meeting, is required for approval of Proposal No. 3.

The Board of Directors recommends a vote FOR Proposal 3.

Independence of the Board of Directors

After review of all relevant information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and its senior management and independent auditors, the Board of Directors has determined affirmatively that James Ludlow, H. Gregory Silber and David Hludzinski are independent directors within the meaning of the rules promulgated by the Securities and Exchange Commission.

Committees, Shareholder Nominations and Code of Ethics

Directors do not receive compensation for their services as directors.

The Company does not currently have any standing committees of the Board of Directors. The entire Board serves in the capacity of the audit committee. James Ludlow serves as the audit committee financial expert as such term is defined by the rules promulgated by the Securities and Exchange Commission. A majority of the Board of Directors, including Mr. Ludlow, is independent, as such term is defined in the rules promulgated by the Securities and Exchange Commission. The Board of Directors held one meeting during fiscal year 2005.

The Company’s Code of Business Conduct and Ethics applies to all employees, including the principal executive officer and principal financial officer. A copy of such code of ethics is posted on the Company’s website at www.theaterxtreme.com.

All Company directors are expected regularly to attend Board and committee meetings and shareholder meetings and to spend the time needed, and meet as frequently as necessary, to discharge their responsibilities properly. During fiscal year 2005, each member of the Board of Directors attended at least 75% in the aggregate of the number of meetings of the Board of Directors, held during the period for which he was a director.

The independent directors approve the compensation of the executive officers.

The Board does not feel it is necessary to have a Nominating Committee because the Company does not anticipate the need to locate new board members on any repeated basis. The Company does not currently have procedures in place whereby shareholders may recommend nominees to the Board of Directors. At this time, the Company relies heavily on its Board members and their experience, and the Board does not feel it is necessary at this time to locate new board members. Accordingly, at the present time, the Board also will not accept director nominations from shareholders.

Audit and Related Fees

Cogen Sklar LLP is the Company’s independent accounting firm and has audited the financial statements of the Company since October, 2004. Prior to that time, the Company engaged the services of Dale Gravatt, CPA as an independent accountant. Mr. Gravatt was subsequently named Chief Financial Officer.

For the fiscal year ended June 30, 2005, Cogen Sklar LLP billed the Company aggregate fees as follows unless the payee is indicated otherwise:

Type of Fees	Fiscal 2004 Fees	Fiscal 2005 Fees

Audit Fees	$16,350	$24,000
Audit-Related Fees	$0	$1,500
Tax Fees	$2,115	$0
All Other Fees	$7,000(1)	$5,000(1)

(1) These amounts were paid to Dale Gravatt, CPA for accounting and tax services.

All of the services provided by Cogen Sklar LLP in the fiscal years ended June 30, 2005 and 2004 were approved in advance by the Board. The Board is in the process of developing a formal pre-approval policy and expects to adopt it in the near future.

Executive Officers of the Company

The following table sets forth certain information with respect to the executive officers of the Company as of November 8, 2005.

Name	Age	Position with the Company

Scott R. Oglum	49	Chairman, President, Chief Executive Officer and Director
James J. Vincenzo	59	Chief Financial Officer and Treasurer
Justin Schakelman	29	Corporate Vice President - Marketing, Communications and Training, Secretary and Director
Ken Warren	46	Executive Vice President - Franchising

The following description contains certain information concerning Mr. Vincenzo and Mr. Warren; information about Messrs. Oglum and Schakelman, is found beginning on page 5.

James J. Vincenzo is Chief Financial Officer and Treasurer and has served in that capacity since October 14, 2005. Prior to joining the Company, Mr. Vincenzo was employed by Physiometrics, Inc., a healthcare service firm, of Mount Laurel NJ from January, 2005 to September, 2005 and served as its Chief Financial Officer until September 30, 2005. Prior to Physiometrics, Mr. Vincenzo was a self-employed consultant from 1999 to 2004 with Grimble & Company, Inc., a management consulting firm. During that time he also served as Treasurer for Purelyweb Corporation, an enterprise software company, in 2001. Prior to Grimble & Company, Mr. Vincenzo worked for Claneil Enterprises, Inc., a venture and investment firm, since 1980 in various of their affiliated companies serving as an officer in certain of their business units.

Ken Warren is Executive Vice President - Franchising and has served in that capacity, previously Director - Franchising, since February 11, 2005, upon consummation of the merger between Theater Xtreme, Inc. and BF Acquisition Group II, Inc. From January 2004 until the Merger, he served as Vice President of Theater Xtreme, Inc. From November, 1999 to December, 2003, Mr. Warren served as General Manager of Outten Brothers Furniture located in Dover, Delaware. He has a 20 year background in sales and management, having worked in the automotive, furniture and computer industries. His expertise is in operating efficiencies and sales management. He attended Washington State University where he specialized in business administration.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation received by the executive officers of the Company:

					Long-Term Compensation
	Annual Compensation				Awards	Payouts
Name and Principal Position	Fiscal Year(1)	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compensation ($)
Scott Oglum Chairman and Chief Executive Officer	2005	$86,400	$119,100	$4,234(2)	—	—	—	—
	2004	$43,200	$20,963	$2,117(2)	—	—	—	—
Dale E. Gravatt (8) Chief Financial Officer	2005	$27,500	$215	$8,179(3)	—	—	—	—
	2004	—	—	$5,000(4)
Justin Schakelman Corporate Vice President, Secretary and Director	2005	$24,000	$215	$268(5)	—	—	—	—
	2004	(6)	(6)	993(7)
Ken Warren Executive Vice President	2005	$60,000	$36,570	$1,261(7)	—	—	—	—
	2004	$26,200	—	$185(7)	—	—	—	—
(1) The 2004 fiscal year compensation represents compensation received from January 1, 2004 to June 30, 2004.
(2) Reflects reimbursement of vehicle costs of $352.81 per month.
(3) Reflects reimbursement for out-of-pocket business expenses of $679, office allowances of $500 and professional fees of $7,000.
(4) Reflects professional fees of $5,000.
(5) Reflects reimbursement for out-of-pocket business expenses.
(6) Mr. Schakelman was a non-compensated employee until January, 2005.
(7) Reflects reimbursement for out-of-pocket business expenses.
(8) Mr. Gravatt resigned as Chief Financial Officer of the Company effective September 29, 2005.

Option Grants In Last Fiscal Year

The following table sets forth information concerning the grant of stock options during fiscal year 2005 to the executive officers names in the summary compensation table. All such grants were made under the Company’s 2005 Stock Option Plan.

	Individual Grants				Potential Realized Value at Assumed Annual Ratesof Stock PriceAppreciation for OptionTerm (10 yrs) (3)

Name of Executive	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to all Employees in Fiscal 2005 (2)	Exercise or Base Price per Share	Expiration Date	At 5% Annual Growth Rate	At 10% Annual Growth Rate

Scott Oglum	--	--	$--	--	$ --	$--
Dale Gravatt	100,000	13.9%	$0.35	2015	$ 57,011	$90,781
Justin Schakelman	--	--	$--	--	$ --	$--
Ken Warren	230,000	31.9%	$0.35	2015	$ 131,126	$208,796

(1)	Options granted vest in increments of one-third of the total number of options granted on the first, second and third anniversary dates of the date of grant.

(2)	During its 2005 fiscal year, the Company granted to employees 720,000 options to purchase shares of Common Stock.

(3)
The potential realizable values are based on an assumption that the stock price of the shares of common stock appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These values do not take into account contractual provisions of the options which provide for nontransferability or vesting. These amounts are calculated based on the requirements promulgated by the SEC and do not reflect the Company’s estimate of future stock price growth of the common stock.

Aggregated Option Exercises in the 2005 Fiscal Year and Value of Options at June 30, 2005

	Exercised in 2005 Fiscal Year		Number of Unexercised Options at June 30, 2005		Value of Unexercised In-the-Money Options at June 30, 2005
Name of Executive	Shares Acquired on Exercise	Value Realized	Exercisable	Un- exercisable	Exercisable	Un- exercisable

Scott Oglum	0	-	-	0	$-	$-
Dale Gravatt	0	-	-	100,000	$-	$35,000
Justin Schakelman	0	-	-	0	$-	$-
Ken Warren	0	-	-	230,000	$-	$80,500

None of the above named executive officers held any stock appreciation rights at June 30, 2005.

The Company has not entered into any employment or consulting agreements with any of its officers or directors.

REPORT OF THE AUDIT COMMITTEE

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review of the Company’s Audited Financial Statements for the 2005 Fiscal Year

The Board, serving in the capacity of the Audit Committee, has reviewed and discussed the audited financial statements of the Company for the 2005 fiscal year with the Company’s management. The Board has discussed with Cogen Sklar LLP, the Company’s independent registered public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).

The Board has also received the written disclosures and the letter from Cogan Sklar relating to their independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Board has discussed with Cogen Sklar LLP the independence of that firm.

Based on the Board’s reviews and discussions noted above, the Board included the Company’s audited financial statements in the Company’s Annual Report on Form 10-KSB for the 2005 fiscal year, for filing with the SEC.

The entire Board serving as the Audit Committee:

Scott Oglum
David Hludzinski
James Ludlow
H. Gregory Silber
Justin Schakelman

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and ten percent Shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the 2005 fiscal year, the following reports were filed late: (i) a Form 4 for Mr. Gravatt for options which was filed on August 31, 2004, (ii) a Form 4 for Mr. Hludzinski due to purchases in the 506 offering which was filed on August 16, 2005, (iii) a Form 4 for Mr. Ludlow due to purchases in the 506 offering which was filed on September 9, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain of the Company’s video components bear the InFocus® brand name and are purchased through distributors authorized to sell InFocus® products. A Company’s director, who is also a shareholder of the Company, David Hludzinski, is employed by InFocus® Corporation as its Business Development Manager for the Consumer sector where he has been responsible for starting up the consumer business unit in North America and for creating and developing relationships with strategic partners in the consumer electronics industry. Aggregate purchases of product bearing the InFocus® brand name amounts to approximately $640,000 for the fiscal year ended June 30, 2005.

Justin Schakelman, who is a director and Corporate, Vice President-Marketing, Communications and Training, is the step-son of Scott Oglum, Chief Executive Officer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

To the knowledge of the Company, no interlocking relationship exists between any member of the Company’s Board of Directors in its capacity as Compensation Committee and any other member of the board of directors or compensation committee of any other companies, nor has such interlocking relationship existed in the past.

COMMUNICATIONS FROM SHAREHOLDERS TO THE BOARD OF DIRECTORS

The Board of Directors has adopted a formal process by which shareholders may communicate with the Board or any of its directors. Shareholders who wish to communicate with the Board of Directors may do so by sending a written communication addressed to the Company’s Corporate Secretary at Theater Xtreme Entertainment Group, Inc., 250 Corporate Boulevard, Suite E & F, Newark, Delaware 19702. All such communications will be compiled by the Corporate Secretary and submitted to the Board of Directors or the individual director so designated on a periodic basis. The Board of Directors has instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward items if they are deemed of a commercial, irrelevant or frivolous nature or otherwise inappropriate for consideration by the Board of Directors. These screening procedures are designed to assist the Board of Directors in reviewing and responding to shareholder communications in an appropriate manner, and have been approved by a majority of the independent directors of the Board of Directors. All communications directed to the Audit Committee in accordance with the procedures set forth in this paragraph that relate to questionable accounting or auditing matters involving the Company will be forwarded promptly and directly to James Ludlow.

GENERAL INFORMATION

Shareholders who wish to obtain, free of charge, a copy of the Company’s Annual Report on Form 10-KSB for the 2005 fiscal year, as filed with the SEC, may do so by writing or calling Justin Schakelman, Secretary, Theater Xtreme Entertainment Group, Inc., 250 Corporate Boulevard, Suite E & F, Newark, Delaware 19702 (telephone: 302-455-1334).

With regard to the delivery of annual reports and proxy statements, under certain circumstances the SEC permits a single set of such documents to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each Shareholder, however, still receives a separate proxy card. This procedure, known as “householding,” reduces the amount of duplicative information received at a household and reduces mailing and printing costs as well.

If one set of these documents was sent to your household for the use of all Company shareholders in your household, and one or more of you would prefer to receive your own set, please contact the Company at the address or telephone number set forth above.

In addition, (i) if any shareholder who previously consented to householding desires to receive a separate copy of the proxy statement or annual report for each shareholder at his or her address or (ii) if any shareholder shares an address with another shareholder and both shareholders of such address desire to receive only a single copy of the proxy statement or annual report, then such shareholder should contact the Company at the address or telephone number set forth above.

Appendix A

THEATER XTREME ENTERTAINMENT GROUP, INC.
AMENDED AND RESTATED 2005 STOCK OPTION PLAN

1. PURPOSE OF THE PLAN

1.1 Purpose - The Theater Xtreme Entertainment Group, Inc. 2005 Stock Option Plan (the “Plan”) is intended to provide eligible employees of Theater Xtreme Entertainment Group, Inc. (the “Corporation”) and its subsidiaries an opportunity to acquire Common Stock of the Corporation. The Plan is designed to help the Corporation attract, retain and motivate employees to make substantial contributions to the success of the Corporation’s business.

1.2 Stock Options to be Granted - Options granted under this Plan are intended to be Incentive Stock Options within the meaning of Code Section 422(b); however, Nonqualified Stock Options may also be granted within the limitations of the Plan as herein described.

2. DEFINITIONS. The following words shall have the following respective meanings:

2.1 “Affiliate” - A corporation which is a parent corporation or a subsidiary corporation with respect to Corporation within the meaning of Section 425(e) or (f) of the Code.

2.2 “Agreement” - The written instrument evidencing the grant of an Option. A Participant may be issued one or more Agreements from time to time, reflecting one or more Options.

2.3 “Board” - The Board of Directors of the Corporation or at any time the Board of Directors has a Compensation Committee duly appointed, the Compensation Committee.

2.4 “Code “ - The Internal Revenue Code of 1986, as amended.

2.5 “Common Stock” - The common stock of the Corporation, par value $0.001 per share as described in the Corporation’s Articles of Incorporation, or such other stock as shall be substituted therefor.

2.6 “Corporation” - Theater Xtreme Entertainment Group, Inc.

2.7 “Director” - A member of the Board of Directors of the Corporation who is not an Employee.

2.8 “Employee” - Any officer or employee of the Corporation or any Affiliate, as may be designated by the Board from time to time.

2.9 “Exchange Act” - The Securities Exchange Act of 1934, as amended.

2.10 “Incentive Stock Option” - A stock option intended to satisfy the requirements of Code Section 422(b).

2.11 “Nonqualified Stock Option” - A stock option other than an Incentive Stock Option.

2.12 “Optionee” - A Participant who is awarded a Stock Option pursuant to the provisions of the Plan.

2.13 “Participant” - An Employee or Director who receives a grant of an Option under the Plan.

2.14 “Plan” - Theater Xtreme Entertainment Group, Inc. 2005 Stock Option Plan.

2.15 “Retirement” - Separation from service on account of early, normal or late retirement, in accordance with the retirement policies of the Corporation, or as determined by the Board.

2.16 “Securities Act” - The Securities Act of 1933, as amended.

2.17 “Stock Option” or “Option” - An award of a right to purchase Common Stock pursuant to the provisions of the Plan.

3. ADMINISTRATION OF THE PLAN

3.1 Administration - The Plan shall be administered by the Board.

3.2 Power of the Board -

3.2.1 The Board shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision or action of the Board in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding on all Optionees and any person claiming under or through an Optionee.

3.2.2 Subject to the terms, provisions and conditions of the Plan, the Board shall have exclusive jurisdiction to:

3.2.2.1 determine who are Employees under the Plan;

3.2.2.2 select the Employees to be granted Options (it being understood that more than one Option may be granted to the same person);

3.2.2.3 determine the number of shares subject to each Option;

3.2.2.4 determine the date or dates when the Options will be granted;

2

3.2.2.5 determine the purchase price of the shares subject to each Option in accordance with Article 5 of the Plan;

3.2.2.6 determine the date or dates when each Option may be exercised within the term of the Option specified pursuant to Article 7 of the Plan;

3.2.2.7 determine whether an Option constitutes an Incentive Stock Option; and

3.2.2.8 prescribe the form, which shall be consistent with the Plan, of the Agreement evidencing any Options granted under the Plan.

3.3 Terms - The grant of an Option under the Plan shall be evidenced by an Agreement and may include any terms and conditions not inconsistent with this Plan, as the Board may determine.

3.4 Liability - No member of the Board shall be liable for any action or determination made in good faith by the Board with respect to the Plan or any Options granted under the Plan.

4. COMMON STOCK SUBJECT TO THE PLAN

4.1 Common Stock Authorized - The aggregate number of shares of Common Stock for which Options may be granted under the Plan shall not exceed Two Million (2,000,000) shares. The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 9 of the Plan.

4.2 Shares Available - The Common Stock to be issued upon exercise of Options granted under the Plan shall be the Corporation’s Common Stock which shall be made available at the discretion of the Board of Directors of the Corporation, either from authorized but unissued Common Stock or from Common Stock acquired by the Corporation, including shares purchased in the open market. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may thereafter be reallocated to future Options granted under the Plan.

5. STOCK OPTIONS

5.1 Exercise Price - The exercise price per share of Common Stock shall be equal to or greater than one hundred percent (100%) of the fair market value of one share of Common Stock on the date the Option is granted, except that the purchase price per share shall be equal to or greater than one hundred ten percent (110%) of such fair market value in the case of an Incentive Stock Option granted to any individual described in Section 6.2 of the Plan. The exercise price shall be subject to adjustment only as provided in Article 9 of the Plan.

5.2 Limitation on Incentive Stock Options - The aggregate fair market value (determined as of the date an Option is granted) of the capital stock with respect to which Incentive Stock Options are first exercisable by any individual in any calendar year (under the Plan and all other plans maintained by the Corporation) shall not exceed One Hundred Thousand Dollars ($100,000).

3

5.3 Determination of Fair Market Value - The fair market value with respect to a share on a date shall mean the average of the closing prices of a share of the Corporation’s common stock on the five trading days before such date on the national securities exchange, NASDAQ, OTC Bulletin Board, or Pink Sheets, as the case may be, where such shares are traded, and if such shares are not then traded, shall mean the fair market value of a share of common stock, as determined by the Board in good faith. Notwithstanding the foregoing, for options issued after the effective date of any final Treasury Regulations issued under Section 409A of the Code or any other IRS guidance issued under Section 409A of the Code, the exercise price per share of Common Stock shall be the fair market value of the Common Stock as determined under a method permitted by such regulations or guidance consistently applied to all options granted on or after such effective date.

5.4 Cashless Exercise - In addition, at the request of a Participant and to the extent permitted by applicable law, the Corporation may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Corporation the exercise price of the Stock Options being exercised, and the Corporation, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such firm.

6. ELIGIBILITY

6.1 Participation - Options shall be granted only to Employees or Directors. Incentive Stock Options shall only be granted to Employees.

6.2 Incentive Stock Option Eligibility - Notwithstanding any provision of the Plan to the contrary, an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding capital stock of the Corporation shall not be eligible for the grant of an Incentive Stock Option, unless the special requirements set forth in Sections 5.1 and 7.4 of the Plan are satisfied. For purposes of this Section 6.2, in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for such individual’s brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants. Capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. “Outstanding capital stock” shall include all capital stock actually issued and outstanding immediately before the grant of the Option. “Outstanding capital stock” shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

6.3 Rule 16b-3 Compliance.

6.3.1 Six-Month Holding Period - Unless a Participant could otherwise dispose of equity securities including derivative securities, acquired under the Plan without incurring liability under Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six (6) months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six (6) months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

4

6.3.2 Other Compliance Provisions - With respect to a Participant who is then subject to Section 16(b) of the Exchange Act in respect of the Company, the Board shall implement transactions under the Plan and administer the Plan in a manner that shall ensure that each transaction by such Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. The Board may authorize the Company to repurchase any Stock Option or shares of Stock resulting from any Stock Option in order to prevent Participant who is subject to Section 16 of the Exchange Act from incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities, including derivative securities acquired under the Plan which are disposed of by a Participant, shall be deemed to be disposed of in the order acquired by the Participant.

7. TERM OF EXERCISE OF OPTIONS

7.1 Vesting Schedule - An Optionee shall have a cumulative vested interest in the right to exercise an Option granted hereunder determined only by reference to continuous employment with the Corporation following the date of grant of the Option, as determined by the Board, but in no event less favorable to the Participant than the following schedule:

Period of Continuous
Employment Following	Cumulative Vested
Date of Grant	Percentage

Less than one year	0%
One year or more	25%
Two years or more	50%
Three years or more	75%
Four years or more	100%

7.2 Vesting Schedule Exception - Notwithstanding the provisions of Section 7.1 to the contrary, each Option granted under the Plan shall become immediately exercisable after a Change of Control (as hereinafter defined), an event described in Section 8.3 hereof occurs, or upon the dissolution or liquidation of the Corporation.

7.3 Further Limitations - The Board at its discretion may provide further limitations on the exercisability of Options granted under the Plan. An Option may be exercised only during the continuance of the Optionee’s employment, except as provided in Article 8 of the Plan.

7.4 Termination - Except as provided in Section 9.2, each Option granted under the Plan shall terminate on the date determined by the Board, and specified in the Agreement, provided, however, that (i) each Incentive Stock Option granted to an individual described in Section 6.2 of the Plan shall terminate not later than five (5) years after the date of the grant and (ii) each other Incentive Stock Option shall terminate not later than ten (10) years after the date of grant.

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7.5 Exercise -

7.5.1 A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares he or she has elected to purchase, in such form as the Board shall have prescribed or approved, and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price shall be paid in full, in cash, upon the exercise of the Option; provided, however, that in lieu of cash, with the approval of the Board at or prior to exercise, an Optionee may exercise an Option by tendering to the Corporation shares of Common Stock owned by the Optionee and having a fair market value equal to the cash exercise price applicable to the Option (with the fair market value of such stock to be determined in the manner provided in Article 5 hereof but calculated on the date of tender of the shares by the Participant) or by delivering such combination of cash and such shares as the Board in its sole discretion may approve. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied.

7.5.2 A person holding more than one Option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise any such Option in any order.

7.5.3 For purposes of the Plan, a “Change of Control” shall be deemed to have occurred if:

7.5.3.1 any “Person” (which for purposes of this Article 7 shall have the same meaning as is given to such term in Sections 13(d) and 14(d) of the Exchange Act, except for any of the Corporation’s employee benefit plans, or any entity holding the Corporation’s voting securities for, or pursuant to, the terms of any such plan (the “Benefit Plan(s)”)), is or becomes the beneficial owner, directly or indirectly, of the Corporation’s securities representing 51% or more of the combined voting power of the Corporation’s then outstanding securities (other than pursuant to a transaction described in Section 7.5.3.4 below after which transaction all Options continue to be outstanding in accordance with their terms);

7.5.3.2 there occurs a contested proxy solicitation of the Corporation’s shareholders that results in the contesting party obtaining the ability to vote securities representing Twenty-Five Percent (25%) or more of the combined voting power of the Corporation’s then outstanding securities;

7.5.3.3 there occurs a sale, exchange, transfer or other disposition of substantially all of the assets of the Corporation to another entity, except to an entity controlled directly or indirectly by the Corporation;

7.5.3.4 there occurs a merger, consolidation, or other reorganization of the Corporation, unless:

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7.5.3.4.1 the shareholders of the Corporation immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization at least Fifty-One Percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the voting securities of the Corporation immediately before such merger, consolidation or reorganization;

7.5.3.4.2 the individuals who were members of the Board of Directors of the Corporation immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least Fifty-One Percent (51%) of the members of the board of directors of the Surviving Corporation; and

7.5.3.4.3 no Person other than the Corporation, any subsidiary, or any benefit plan (or any trust forming a part thereof maintained by the Corporation, the Surviving Corporation or any subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had beneficial ownership of Twenty-Five Percent (25%) or more of the then outstanding voting securities of the Corporation) has beneficial ownership of Twenty-Five Percent (25%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities;

7.5.3.5 a plan of liquidation or dissolution of the Corporation other than pursuant to bankruptcy or insolvency laws is adopted; or

7.5.3.6 during any period of two consecutive years, individuals, who at the beginning of such period constituted the Board of Directors of the Corporation, cease for any reason to constitute at least a majority of the Board of Directors of the Corporation unless the election, or the nomination for election by the Corporation’s shareholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period.

8. TERMINATION OF EMPLOYMENT AFTER VESTING

8.1 Retirement - In the event of Retirement, an Option shall lapse at the earlier of the expiration date of the Option or

8.1.1 In the case of an Incentive Stock Option, three months from the date of Retirement; and

8.1.2 In the case of an Option other than an Incentive Stock Option, up to twenty-four (24) months, at the discretion of the Board, from the date of Retirement.

8.2 Non-Retirement Termination - In the event of voluntary termination of an Optionee’s employment at the election of the Optionee, all Options shall lapse as of the date of termination. In the event of a termination of Optionee’s employment by the Corporation, all Options shall lapse at the earlier of the expiration of the Option or ninety (90) days following the date of termination.

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8.3 Death or Disability - In the event of termination of employment due to death or “Disability” as defined in Code Section 72(m)(7), an Option shall lapse at the earlier of the termination date of the Option or one year after termination of employment due to either such cause.

9. ADJUSTMENT PROVISIONS

9.1 Share Adjustments

9.1.1 In the event that the shares of Common Stock of the Corporation shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) then, subject to the provisions of subsection 9.1.3 below, there shall be substituted for each share of Common Stock of the Corporation which was theretofore subject to an Option the number and kind of shares of capital stock or other securities into which each outstanding share of the Common Stock of the Corporation shall be so changed or for which each such share shall be so exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to exercise price and other terms, as may be necessary to reflect the foregoing events. In the event that the outstanding shares shall be subdivided into a greater or combined into a lesser number of such shares, whether by stock dividend, stock split or combination of shares, the exercise price shall be proportionately decreased or increased, as the case may be, and the number of remaining Option Shares (those not acquired by exercise of the Option prior to the record date of such stock dividend, stock split, or combination of shares) subject to the Option shall be proportionately increased or decreased as the case may be, so as appropriately to reflect such subdivision or combination, effective immediately upon the effectiveness of such subdivision or combination.

9.1.2 If there shall be any other change in the number or kind of the outstanding shares of capital stock of the Corporation, or of any capital stock or other securities in which such stock shall have been changed, or for which it shall have been exchanged, and if a majority of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

9.1.3 The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

9.2 Corporate Changes - Upon a dissolution or liquidation of the Corporation, or consummation of any Change of Control, then any Option may be terminated prior to the applicable expiration date by action of the Board, provided that (A) the Board selects a termination date which is at least thirty (30) days after the date Optionee is given written notice of such selection, and (B) if and to the extent that the Option expires on such date unexercised, the Corporation (or the surviving entity, as the case may be) shall pay to Optionee with respect to each Option Share which was not exercised, the excess, if any, of the fair market value of a share on such termination date over the exercise price per share.

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9.3 Fractional Shares - Fractional shares resulting from any adjustment in options pursuant to this Article 9 may be settled as the Board shall determine.

9.4 Binding Determination - To the extent that the foregoing adjustments relate to capital stock or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of an Option which shall have been so adjusted.

10. GENERAL PROVISIONS

10.1 Effective Date - The Plan shall become effective upon its adoption by the Board of Directors of the Corporation, provided that any grant of an Option is subject to the approval of the Plan by the shareholders of the Corporation within twelve (12) months of adoption by the Board of Directors of the Corporation.

10.2 Termination of the Plan - Unless previously terminated by the Board of Directors of the Corporation, the Plan shall terminate on, and no Options shall be granted after, the tenth anniversary of its adoption by the Board of Directors of the Corporation.

10.3 Limitation on Termination, Amendment or Modification -

10.3.1 The Board of Directors of the Corporation may at any time terminate, amend, modify or suspend the Plan, provided that without the approval of the shareholders of the Corporation no amendment or modification shall be made by the Board of Directors of the Corporation which:

10.3.1.1 Increases the maximum number of shares of Common Stock as to which Options may be granted under Plan;

10.3.1.2 changes the class of eligible Employees; or

10.3.1.3 otherwise requires the approval of shareholders to maintain the exemption available under Rule 16b-3 (or any similar rule) under the Exchange Act.

10.3.2 No amendment, modification, suspension or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

10.4 No Right to Employment - Neither anything contained in the Plan or in any Agreement or other instrument under the Plan nor the grant of any Option hereunder shall confer on any Optionee any right to continue in the employ of the Corporation or of any Affiliate or limit in any respect the right of the Corporation or of any Affiliate to terminate the Optionee’s employment at any time and for any reason.

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10.5 Withholding Taxes -

10.5.1 Subject to the provisions of subsection 10.5.2, the Corporation will require that an Optionee or any other person or entity receiving Common Stock upon exercise of an Option, as a condition of the exercise of an Option other than an Incentive Stock Option, pay or reimburse any taxes which the Corporation is required to withhold in connection with the exercise of the Option.

10.5.2 An Optionee may satisfy the withholding obligation described in subsection 10.5.1, in whole or in part, by electing to have the Corporation withhold shares of Common Stock (otherwise issuable upon the exercise of an Option) having a fair market value equal to the amount required to be withheld. An election by an Optionee to have shares withheld for this purpose shall be subject to the following restrictions:

10.5.2.1 it must be made prior to the date on which the amount of tax to be withheld is determined (the “Tax Date”);

10.5.2.2 it shall be irrevocable;

10.5.2.3 it shall be subject to disapproval by the Board;

10.5.2.4 if the Optionee is an officer of the Corporation within the meaning of Section 16 of the Exchange Act (an “Officer”), such election may not be made within six months of the grant of the Option (except that this restriction shall not apply in the event of the death or disability of the Optionee prior to the expiration of the six-month period);

10.5.2.5 if the Optionee is an Officer, such election must be made either at least six months prior to the Tax Date or in the ten-day “window period” beginning on the third day following the release of the Corporation’s quarterly or annual summary statement of revenues and earnings; and

10.5.2.6 where the Tax Date of an Officer is deferred up to six months after the exercise of an Option, the full number of Option shares will be issued or transferred upon exercise, but such Officer will be unconditionally obligated to tender back to the Corporation the proper number of shares of Common Stock on the Tax Date.

10.6 Listing and Registration of Shares -

10.6.1 No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

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10.6.2 If a registration statement under the Securities Act with respect to the shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, as a condition of the issuance of the shares, the person exercising such Option shall give the Board a written statement, satisfactory in form and substance to the Board, that such person is acquiring the shares for such person’s own account for investment and not with a view to distribution. The Corporation may place on any stock certificate for shares issuable upon exercise of such Option the following legend or such other legend as the Board may prescribe to prevent disposition of the shares in violation of the Securities Act or other applicable law:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OF A WRITTEN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED.”

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THEATER XTREME ENTERTAINMENT GROUP, INC.

The undersigned hereby appoints James J. Vincenzo and Monica Efe proxies for the undersigned, each with power to appoint his or her substitute, and authorizes each of them acting alone, or together if more than one is present, to represent and to vote, as specified below, all of the shares of the undersigned held of record by the undersigned on October 24, 2005, at the Annual Meeting of Shareholders of Theater Xtreme Entertainment Group, Inc. (the “Company”) on December 21, 2005, and at all postponements and adjournments thereof, on the matters set forth herein and in the discretion of the proxies for the transaction of such other business as may come before the meeting.

_____________________________________

_____________________________________

Your signature should appear exactly as your name appears in the space at the left. For joint accounts, any co-owner may sign. When signing in a fiduciary or representative capacity, please give your full title as such. If a corporation or partnership, sign in full corporate or partnership name by authorized officer or partner.

Date:_________________________________, 2005

(OVER)

1.	ELECTION OF FIVE DIRECTORS TO SERVE FOR A ONE-YEAR TERM (UNTIL THE 2006 ANNUAL MEETING OF SHAREHOLDERS)

□	FOR all nominees listed below	□	WITHHOLD AUTHORITY to vote for
	(except as marked to the contrary below):		all nominees listed below

Scott Oglum	David Hludzinski	James Ludlow	Justin Schakelman	Gregory Silber

INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name in the following space:

________________________________________________________________________

2.	RATIFICATION OF APPOINTMENT OF COGEN SKLAR LLP AS THE COMPANY’S REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2006.

□ FOR	□ AGAINST	□ ABSTAIN

3.	RATIFICATION OF AMENDED AND RESTATED 2005 STOCK OPTION PLAN

□ FOR	□ AGAINST	□ ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH NOMINEE, “FOR” RATIFICATION OF THE SELECTION OF COGEN SKLAR LLP AS THE COMPANY’S REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY’S 2006 FISCAL YEAR, AND “FOR” THE AMENDED AND RESTATED 2005 STOCK OPTION PLAN. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE OTHER SIDE AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

(OVER)